PROSPECTUS

                             [american century logo]
                                    American
                                   Century(sm)

                                  MAY 31, 1997

                                     BENHAM
                                    GROUP(R)

                              Capital Preservation


[front cover]


                          AMERICAN CENTURY INVESTMENTS
                                 FAMILY OF FUNDS

     American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          American Century Investments

     Benham Group          American Century Group     Twentieth Century(R) Group

  MONEY MARKET FUNDS         ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS         BALANCED FUNDS               GROWTH FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS

 Capital Preservation



                                 PROSPECTUS
                                MAY 31, 1997

                            Capital Preservation

                  AMERICAN CENTURY GOVERNMENT INCOME TRUST

     American Century Government Income Trust is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the money market funds from our Benham Group that invests in U.S. Treasury securities, the Benham Capital Preservation Fund (the "Fund"), is described in this Prospectus. Its investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

     American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

     This Prospectus gives you information about the Fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 31, 1997, and filed with the Securities and Exchange Commission ("SEC"). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                        American Century Investments
                     4500 Main Street o P.O. Box 419200
              Kansas City, Missouri 64141-6200 o 1-800-345-2021
                      International calls: 816-531-5575
                   Telecommunications Device for the Deaf:
                 1-800-634-4113 o In Missouri: 816-444-3485
                      Internet: www.americancentury.com

     Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).


     INVESTMENTS IN THE FUND ARE NOT INSURED, NOR ARE THEY GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER AGENCY. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A $1.00 SHARE PRICE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus                                                                     1


                      INVESTMENT OBJECTIVES OF THE FUND

AMERICAN CENTURY--BENHAM CAPITAL
PRESERVATION FUND

     Capital Preservation is a money market fund which seeks maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return on their investment in the Fund consistent with safety and liquidity. The Fund intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government and maintaining a dollar-weighted average portfolio maturity of not more than 90 days.

   There is no assurance that the Fund will achieve its investment objectives.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2    Investment Objectives                        American Century Investments


                              TABLE OF CONTENTS

Investment Objectives of the Fund ..........................................2
Transaction and Operating Expense Table ....................................4
Financial Highlight ........................................................5

INFORMATION REGARDING THE FUND

Investment Policies of the Fund ............................................6
   Risk Factors and Investment Techniques ..................................6
   U.S. Treasury Securities ................................................6
Other Investment Practices, Their Characteristics
   and Risks ...............................................................6
   When-Issued and Forward Commitment Agreements ...........................6
   Other Techniques ........................................................7
Performance Advertising ....................................................7

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ...............................................8
Investing in American Century ..............................................8
How to Open an Account .....................................................8
     By Mail ...............................................................8
     By Wire ...............................................................8
     By Exchange ...........................................................9
     In Person .............................................................9
   Subsequent Investments ..................................................9
     By Mail ...............................................................9
     By Telephone ..........................................................9
     By Online Access ......................................................9
     By Wire ...............................................................9
     In Person .............................................................9
   Automatic Investment Plan ...............................................9
How to Exchange from One Account to Another ................................9
     By Mail ..............................................................10
     By Telephone .........................................................10
     By Online Access .....................................................10
How to Redeem Shares ......................................................10
     By Mail ..............................................................10
     By Telephone .........................................................10
     By Check-A-Month .....................................................10
     Other Automatic Redemptions ..........................................10
   Redemption Proceeds ....................................................10
     By Check .............................................................10
     By Wire and ACH ......................................................10
   Redemption of Shares in Low-Balance Accounts ...........................10
Signature Guarantee .......................................................11
Special Shareholder Services ..............................................11
     Automated Information Line ...........................................11
     Online Account Access ................................................11
     CheckWriting .........................................................11
     Tax-Qualified Retirement Plans .......................................12
Important Policies Regarding Your Investments .............................12
Reports to Shareholders ...................................................13
Employer-Sponsored Retirement Plans and
   Institutional Accounts .................................................13

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................14
   When Share Price Is Determined .........................................14
   How Share Price Is Determined ..........................................14
   Where to Find Yield Information ........................................14
Distributions .............................................................14
Taxes .....................................................................15
   Tax-Deferred Accounts ..................................................15
   Taxable Accounts .......................................................15
Management ................................................................15
   Investment Management ..................................................15
   Code of Ethics .........................................................16
   Transfer and Administrative Services ...................................16
Distribution of Fund Shares ...............................................17
Further Information About American Century ................................17


Prospectus                                             Table of Contents    3


                     TRANSACTION AND OPERATING EXPENSE TABLE

                                                            Capital Preservation

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases...........................       none
Maximum Sales Load Imposed on Reinvested Dividends................       none
Deferred Sales Load...............................................       none
Redemption Fee(1).................................................       none
Exchange Fee......................................................       none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
Management Fees(2)...............................................       0.48%
12b-1 Fees........................................................       none
Other Expenses(3)................................................       0.00%
Total Fund Operating Expenses....................................       0.48%

EXAMPLE:
You would pay the following expenses on a                   1 year        $ 5
$1,000 investment, assuming a 5% annual return and         3 years         15
redemption at the end of each time period:                 5 years         27
                                                          10 years         60

(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by the funds' manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management - Transfer and Administrative Services," page 16.

(3) Other expenses, the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act of 1940 are estimated to be 0.0038 of 1% of average net assets for the most recent fiscal year.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


4    Transaction and Operating Expense Table       American Century Investments

                            FINANCIAL HIGHLIGHTS
                            CAPITAL PRESERVATION

     The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors. Their report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31, except as noted.

                             Sept. 30,
                               1996
                            (unaudited)  1996     1995     1994     1993(1)    1992    1991     1990      1989     1988     1987
                            -----------  ----     ----     ----     -------    ----    ----     ----      ----     ----     ----

PER-SHARE DATA

Net Asset Value,
Beginning
of Period.................     $1.00     $1.00    $1.00    $1.00     $1.00     $1.00   $1.00    $1.00     $1.00    $1.00    $1.00
                               -----     -----    -----    -----     -----     -----   -----    -----     -----    -----    -----
Income From
Investment
Operations

     Net Investment
     Income ..............     0.02      0.05     0.04     0.03      0.01      0.04    0.06     0.08      0.08     0.06     0.05

Distributions

     From Net
     Investment
     Income...............    (0.02)    (0.05)   (0.04)   (0.03)    (0.01)    (0.04)  (0.06)   (0.08)    (0.08)   (0.06)   (0.05)
                              -----     -----    -----    -----     -----     -----   -----    -----     -----    -----    -----

Net Asset Value,
End of Period.............     $1.00     $1.00    $1.00    $1.00     $1.00     $1.00   $1.00    $1.00     $1.00    $1.00    $1.00
                               =====     =====    =====    =====     =====     =====   =====    =====     =====    =====    =====

     Total Return(2)......     2.39%     5.21%    4.31%    2.63%     1.35%     3.88%   6.27%    7.77%     8.27%    6.30%    5.48%

RATIOS/SUPPLEMENTAL
DATA

Ratio of Operating
Expenses to Average
Net Assets(3).............    0.49%(4)   0.51%    0.50%    0.51%    0.50%(4)   0.51%   0.52%    0.56%     0.57%    0.59%    0.63%

Ratio of Net
Investment
Income to Average
Net Assets................   4.68%(4)    5.07%    4.24%    2.59%   2.68%(4)    3.82%   6.03%    7.50%     8.00%    6.08%    5.31%

Net Assets, End
of Period
(in millions).............    $3,016    $3,078   $2,883   $2,787    $2,943    $3,046  $3,376   $3,099    $2,737   $2,187   $1,793

(1) The Fund's fiscal year-end was changed from September 30 to March 31 beginning with the period ended March 31, 1993, resulting in a six-month period in 1993.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any, and are not annualized.

(3) The ratios for the year ended March 31, 1996, include expenses paid through expense offset arrangements.

(4)  Annualized.


Prospectus                                          Financial Highlights    5


                       INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

     The Fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the Fund identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

     The Fund seeks to maintain a $1.00 share price, although there is no guarantee it will be able to do so. Shares of the Fund are neither insured nor guaranteed by the U.S. government.

     The Fund seeks maximum safety and liquidity. Its secondary objective is to seek to pay its shareholders the highest rate of return on their investment in the Fund consistent with safety and liquidity. The Fund pursues its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. The Funds' dollar-weighted average portfolio maturity will not exceed 90 days.

     While the risks associated with investing in short-term U.S. Treasury securities are very low, an investment in the Fund is not risk-free.

RISK FACTORS AND INVESTMENT TECHNIQUES

     The obligations in which the Fund may invest differ from one another in their interest rates, maturities, dates of issuance and interest payment schedules. The pertinent features of the types of obligations in which the Fund may invest are described in this section.

U.S. TREASURY SECURITIES

     U.S. Treasury bills, notes, zero-coupon bonds, and other bonds are direct obligations of the U.S. Treasury, which has never failed to pay interest and repay principal when due. Treasury bills have initial maturities of one year or less, Treasury notes from two to ten years, and Treasury bonds more than 10 years. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

     For additional information regarding the investment practices of the Fund, see the Statement of Additional Information.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

     The Fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of American Century Investment Management Inc., the Fund's manager, such purchases will further the investment objectives of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 3 to 11 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the Fund. A separate account for the Fund consisting of cash or appropriate liquid securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the Fund prior to delivery.


6    Information Regarding the Fund                 American Century Investments


OTHER TECHNIQUES

     The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Fund. When SEC guidelines require it to do so, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover the Fund's obligations.

PERFORMANCE ADVERTISING

     From  time  to  time,  the  Fund  may  advertise   performance  data.  Fund
performance may be shown by presenting one or more performance measurements, including yield and effective yield.

     A quotation of yield reflects the Fund's income over a stated period expressed as a percentage of its share price. Yield is calculated by measuring the income generated by an investment in the Fund over a seven-day period (net of Fund expenses). This income is then annualized, that is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

     Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

         The Fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the IBC's Money Fund Report and Bank Rate Monitor National Index of 2 1/2-year CD rates. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text.

     All performance information advertised by the Fund is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


Prospectus                               Information Regarding the Fund      7


AMERICAN CENTURY INVESTMENTS

     The Fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY

     The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

     If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 13.

HOW TO OPEN AN ACCOUNT

     To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

     The minimum investment is $2,500 ($1,000 for IRA accounts).

     The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

     PLEASE NOTE: IF YOU REGISTER YOUR ACCOUNT AS BELONGING TO MULTIPLE OWNERS (E.G., AS JOINT TENANTS) YOU MUST PROVIDE US WITH SPECIFIC AUTHORIZATION ON YOUR APPLICATION IN ORDER FOR US TO ACCEPT WRITTEN OR TELEPHONE INSTRUCTIONS FROM A SINGLE OWNER. OTHERWISE, ALL OWNERS WILL HAVE TO AGREE TO ANY TRANSACTIONS THAT INVOLVE THE ACCOUNT (WHETHER THE TRANSACTION REQUEST IS IN WRITING OR OVER THE TELEPHONE).

     You may invest in the following ways:

By Mail

     Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

By Wire

     You may make your initial  investment by wiring funds. To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o    RECEIVING BANK AND ROUTING NUMBER:
     Commerce Bank, N.A. (101000019)

o    BENEFICIARY (BNF):
     American Century Services Corporation
     4500 Main St., Kansas City, Missouri 64111

o    BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
     2804918

o    REFERENCE FOR BENEFICIARY (RFB):
     American Century account number into which you are investing. If more than one, leave blank and see "Bank to Bank Information" below.

o    ORIGINATOR TO BENEFICIARY (OBI):
     Name and address of owner of account into which you are investing.

o    BANK TO BANK INFORMATION
     (BBI OR FREE FORM TEXT):

     o    Taxpayer identification or Social Security number

     o If more than one account, account numbers and amount to be invested in each account.


8 How to Invest with American Century Investments   American Century Investments


     o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

By Exchange

     Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

In Person

     If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

     4500 Main Street
     Kansas City, Missouri 64111

     4917 Town Center Drive
     Leawood, Kansas 66211

     1665 Charleston Road
     Mountain View, California 94043

     2000 S. Colorado Blvd.
     Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

     Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," on this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

By Mail

     When making subsequent investments, enclose your check with the investment slip portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

By Telephone

     Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

By Online Access

     Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

By Wire

     You may make subsequent investments by wire. Follow the wire transfer instructions on page 8 and indicate your account number.

In Person

     You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

     You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

     As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed the same day it is received if it is received before the fund's net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the funds in American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 14.

     For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an


Prospectus                How to Invest with American Century Investments    9


Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

By Mail

     You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

By Telephone

     You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line--see page 11) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

By Online Access

     You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

     We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

     Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

By Mail

     Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 11.

By Telephone

     If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

By Check-A-Month

     You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

Other Automatic Redemptions

     You may elect to make redemptions automatically by authorizing us to send funds directly to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

     Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

     Redemption proceeds may be sent to you in one of the following ways:

By Check

     Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

By Wire and ACH

     You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

     Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

     Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity to bring the value


10 How to Invest with American Century Investments  American Century Investments


of the shares held in the account up to the minimum. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

     To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

o    redeeming more than $25,000; or

o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

     You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

     For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

     We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

     We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

     Our special investor services include:

Automated Information Line

     We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to Fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

Online Account Access

     You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your funds' daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

CheckWriting

     We offer CheckWriting as a service option for your account. CheckWriting allows you to redeem shares in your account by writing a draft ("check") against your account balance. (Shares held in certificate form may not be redeemed by check.) There is no limit on the number of checks you can write, but each one must be for at least $100.

     When you write a check, you will continue to receive dividends on all shares until your check is presented for payment to our clearing bank. If you redeem all shares in your account by check, any accrued distributions on the redeemed shares will be paid to you in cash on the next monthly distribution date.

     If you want to add CheckWriting to an existing account that offers CheckWriting, contact us by telephone or mail for an appropriate form. For a new account, you may elect CheckWriting on your purchase application by choosing the "Full Services" option. CheckWriting is not available for any account held in an IRA or 403(b) plan.

     CheckWriting redemptions may only be made on checks provided by us. Currently, there is no charge for checks or for the CheckWriting service.

     We will return checks drawn on insufficient funds or on funds from investments made by any means

Prospectus                  How to Invest with American Century Investments   11



other than by wire within the previous 15 days. Neither the company nor our clearing bank will be liable for any loss or expenses associated with returned checks. Your account may be assessed a $15 service charge for checks drawn on insufficient funds.

     A stop payment may be ordered on a check written against your account. We will use reasonable efforts to stop a payment, but we cannot guarantee that we will be able to do so. If we are successful in fulfilling a stop-payment order, your account may be assessed a $15 fee.

Tax-Qualified Retirement Plans

     The Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

o    Individual Retirement Accounts (IRAs);

o 403(b) plans for employees of public school systems and non-profit organizations; or

o Profit sharing plans and pension plans for corporations and other employers.

     If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

     You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

     Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the Manager, they are of a size that would disrupt the management of the Fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9)   If  you  fail  to  provide  us  with  the   correct   certified   taxpayer
      identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for


12 How to Invest with American Century Investments  American Century Investments


      failure  to  report  your  correct  taxpayer   identification   number  on
      information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

     At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

     With the exception of most automatic transactions and transactions by CheckWriting, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. Transactions initiated by CheckWriting will be confirmed on a monthly basis. See the Investor Services Guide for more detail.

     CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

     No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

     Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your Fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND
INSTITUTIONAL ACCOUNTS

     Information   contained  in  our  Investor   Services   Guide  pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

     If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the Fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

     If you own or are considering purchasing Fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

     You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


Prospectus                  How to Invest with American Century Investments   13


                   ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

     The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for Target Maturities is determined one hour prior to the close of the Exchange.

     Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

     Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the net asset value is determined.

     Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

     Investment and transaction instructions received by us on any business day by mail before the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

     If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Fund's procedures or any contractual arrangement with the Fund or the Fund's distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

     Pursuant to a determination by the Fund's Board of Trustees and Rule 2a-7 under the Investment Company Act of 1940, portfolio securities of the Fund are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

WHERE TO FIND YIELD INFORMATION

     The yield of the Fund is published weekly in leading financial publications and daily in many local newspapers. Yield information may also be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

     At the close of each day including Saturdays, Sundays and holidays, dividends are declared and credited (i.e., available for redemption) daily and distributed monthly on the last Friday of each month.

     You will begin to participate in the distributions the day AFTER your purchase is effective. See "When Share Price is Determined," this page. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.

     The Fund does not expect to realize any long-term capital gains and, accordingly, does not expect to make any capital gains distributions.


14   Additional Information You Should Know         American Century Investments


     Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59 1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

TAXES

     The Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

     If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

     Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

     If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Fund do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income.

     Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased.

     In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distribution are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

     If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. That charge is not refundable.

MANAGEMENT

INVESTMENT MANAGEMENT

     American Century-Benham Capital Preservation Fund is a diversified, open-end series of American Century Government Income Trust (the "Trust"), organized as a Massachusetts business trust on July 24, 1985, formerly known as the Benham Government Income Trust. Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust.

     Acting pursuant to an investment management agreement entered into with the Trust, American


Prospectus                       Additional Information You Should Know    15


Century Investment Management, Inc. (the "Manager") serves as the investment manager of the Fund. The Manager pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person Trustees (including counsel fees) and extraordinary expenses. Its principal place of business is American Century Tower 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and other clients since 1958.

     The Manager supervises and manages the investment portfolio of the Fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The Fund's team adjusts holdings in the portfolio as it deems appropriate in pursuit of the Fund's investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the Fund as necessary between team meetings.

     The portfolio manager members of the team managing the Fund and their work experience for the last five years are as follows:

     AMY O'DONNELL has been primarily responsible for the day-to-day management of Capital Preservation since May, 1997. Ms. O'Donnell joined Benham Management Corporation ("BMC"), a predecessor of the Manager, in 1987 as a research analyst and was promoted to her current position in 1992.

     DENISE TABACCO has co-managed Capital Preservation since January, 1996. Ms. Tabacco joined BMC in 1988, the Portfolio Department in 1991 and was promoted to her current position in 1995.

     The activities of the Manager are subject only to direction of the Board of Trustees. Each series of the Trust (except Capital Preservation) pays the Manager a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to an investment advisory fee schedule.

     For the services provided to Capital Preservation, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the money market funds managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently the Investment Category Fee is an annual rate of 0.18% of the average net assets of the Fund. The Complex Fee is an annual rate of 0.30% of the average net assets of the Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

     On the first business day of each month, the Fund pays a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of the Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

     The Fund and the Manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund shareholders come before the interests of the people who manage the Fund.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111. It acts as transfer agent and dividend-paying agent for the Fund. It provides facilities, equipment and personnel to the Fund and is paid for such services by the Manager.


16  Additional Information You Should Know          American Century Investments



     Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the Fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The Manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its management fee.

     Although there is no sales charge levied by the Fund, transactions in shares of the Fund may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the Fund or the Manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

     From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

     The Manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of American Century Companies, Inc. owns a majority of its common stock.

DISTRIBUTION OF FUND SHARES

     The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

     The Trust is an open-end management investment company. Its principal office is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

     The Fund is an individual series of the Trust which issues shares with no par value. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

     Each share is entitled to one vote. Matters affecting only one series are voted upon only by that series.

     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of Trustees can elect all of the Trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

     Unless required by the Investment Company Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. We will assist in the communication with other shareholders.

     WE RESERVE THE RIGHT TO CHANGE ANY OF THE POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

     THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF THE FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. THE FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


Prospectus                        Additional Information You Should Know   17


                                    NOTES

18   Notes                                        American Century Investments


                                    NOTES

                                                                  Notes    19


                                    NOTES

20   Notes                                        American Century Investments


                                    NOTES

                                                                  Notes    21


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

                            [american century logo]
                                    American
                                  Century(sm)

9705           [recycled logo]
SH-BKT-8647       Recycled